Exhibit 10.26

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Second Amendment”) is made as of January 9, 2020 (the “Effective Date”), by and among ESSEX PORTFOLIO, L.P., a California limited partnership (“Borrower”), the lenders which are parties hereto (collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent under the Credit Agreement (in such capacity, “Administrative Agent”) and L/C Issuer.
BACKGROUND
    A.    Administrative Agent, the Lenders, and Borrower entered into that certain Second Amended and Restated Revolving Credit Agreement, dated as of January 17, 2018, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit Agreement dated January 11, 2019 (as amended, the “Credit Agreement”), pursuant to which the Lenders agreed to make revolving credit loans to Borrower under the terms and conditions set forth therein.

    B.    Administrative Agent, the Lenders and Borrower desire to modify the Credit Agreement and the other Loan Documents to (i) extend the Original Maturity Date, and (ii) modify certain other terms and provisions, on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:
AGREEMENT
        1.    Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

        2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a)    The definition of “Original Maturity Date” in Section 1.1 is hereby amended and restated to read in full as follows:

    ““Original Maturity Date” means December 29, 2023.”
            (b)    Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby amended and replaced with Exhibit D attached hereto.

        3.    Loan Documents. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this Second Amendment.

        4.    Borrower’s Ratification. Borrower agrees that it has no defenses or set-offs against the Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrower hereby ratifies and confirms its obligations under the Loan Documents and agrees that the execution and delivery of this Second Amendment does not in any way diminish or invalidate any of its obligations thereunder.

        5.    Guarantor Ratification. Guarantor agrees that it has no defenses or set-offs against the Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Guaranty, which is in full force and effect, and that all of the terms and conditions of the Guaranty not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Guarantor hereby ratifies and confirms its obligations under the Guaranty and agrees that the execution and delivery of this Second Amendment does not in any way diminish or invalidate any of its obligations thereunder.

        6.    Representations and Warranties. Borrower hereby represents and warrants to the Lenders that:

            (a)    The representations and warranties made in the Credit Agreement, as amended by this Second Amendment, are true and correct in all material respects as of the date hereof;

            (b)    After giving effect to this Second Amendment, no Default or Event of Default under the Credit Agreement or the other Loan Documents exists on the date hereof;

            (c)    This Second Amendment has been duly authorized, executed and delivered by Borrower so as to constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles;

            (d)    The Joinder Page to this Second Amendment has been duly authorized, executed and delivered by Guarantor; and

            (e)    No material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of Borrower, Guarantor or any of their subsidiaries or Affiliates has occurred since the date of the last financial statements of the afore-mentioned entities which were delivered to Administrative Agent.

        All of the above representations and warranties shall survive the making of this Second Amendment.

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        7.    Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of Administrative Agent and its counsel, of the following conditions precedent:

            (a)    Borrower shall have delivered to Administrative Agent the following, all of which shall be in form and substance satisfactory to Administrative Agent and shall be duly completed and executed (as applicable):

                (i)    This Second Amendment;

                (ii)    If requested by Administrative Agent, evidence that the execution, delivery and performance by Borrower and Guarantor, as the case may be, of this Second Amendment have been duly authorized, executed and delivered by Responsible Officers of Borrower and Guarantor, as the case may be; and

                (iii)    Such additional documents, certificates and information as Administrative Agent may require pursuant to the terms hereof or otherwise reasonably request.

            (b)    The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.

            (c)    After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

            (d)    Borrower shall have paid to Administrative Agent, (i) any fees required to be paid by Borrower to Administrative Agent for its benefit or the benefit of the Lenders in connection with the extension of the Original Maturity Date as agreed to by Borrower and Administrative Agent; and (ii) all other costs and expenses of Administrative Agent in connection with preparing and negotiating this Second Amendment, including, but not limited to, reasonable attorneys’ fees and costs.

        8.    Miscellaneous.

            (a)    All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to Administrative Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Second Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

            (b)    Except as expressly provided herein, the execution, delivery and effectiveness of this Second Amendment shall neither operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders under any of the Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

            (c)    This Second Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

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            (d)    In the event any provisions of this Second Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

            (e)    This Second Amendment shall be governed by and construed according to the laws of the State of California, without giving effect to any of its choice of law rules.

            (f)    This Second Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (g)    The headings used in this Second Amendment are for convenience of reference only, do not form a part of this Second Amendment and shall not affect in any way the meaning or interpretation of this Second Amendment.

[Signatures commence on the next page]

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    IN WITNESS WHEREOF, Borrower, Administrative Agent and the Lenders have caused this Second Amendment to be executed by their duly authorized officers as of the date first above written.
ESSEX PORTFOLIO, L.P.,
a California limited partnership

BY:    ESSEX PROPERTY TRUST, INC.,
    a Maryland corporation, its general partner

By: /s/ Anne Morrison
Name: Anne Morrison
Title: GVP, Acting General Counsel

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ David C. Drouillard
David C. Drouillard, Senior Vice President

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as L/C Issuer, Swing Line Lender and Lender

By: /s/ David C. Drouillard
David C. Drouillard, Senior Vice President

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

MUFG UNION BANK, N.A.,
as Lender

By: /s/ Peter Jablonski
Name: Peter Jablonski
Title: Account Officer

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Michael F. Diemer
Name: Michael F. Diemer
Title: Senior Vice President

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

By: /s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Duly Authorized Signatory

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By: /s/ Ricky Nahal
Name: Ricky Nahal
Title: Vice President

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

BANK OF THE WEST,
as Lender

By: /s/ Nancy Lam
Name: Nancy Lam
Title: AVP

By: /s/ Dennis Larden
Name: Dennis Larden
Title: Vice President

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA,
as Lender

By: /s/ Ajit Goswami
Name: Ajit Goswami
Title: Managing Director & Industry Head

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

CITIBANK, N.A.,
as Lender

By: /s/ Christopher J. Albano
Name: Christopher J. Albano
Title: Authorized Signatory

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

MIZUHO BANK, LTD.,
as Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Lender

By: /s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

CITY NATIONAL BANK, a national banking association,
as Lender

By: /s/ Cynthia Choy
Name: Cynthia Choy
Title: Vice President

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

REGIONS BANK,
as Lender

By: /s/ William Chalmers
Name: William Chalmers
Title: Assistant Vice President

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[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

TRUIST BANK, formerly known as BRANCH BANKING AND TRUST COMPANY, as Lender

By: /s/ Ahaz Armstrong
Name: Ahaz Armstrong
Title: Senior Vice President

[Signatures Continue on the Next Page]

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

BNP PARIBAS,
as Lender

By: /s/ James Goodall
Name: James Goodall
Title: Managing Director

By: /s/ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
Title: Vice President

[Signature Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]

JOINDER PAGE
    Essex Property Trust, Inc., a Maryland corporation, as the “Guarantor” under the Credit Agreement hereby joins in the execution of this Second Amendment to make the affirmations set forth in Section 5 of this Second Amendment and to evidence its agreement to be bound by the terms and conditions of this Second Amendment applicable to it. The party executing this Joinder Page on behalf of Guarantor has the requisite power and authority, and has been duly authorized, to execute this Joinder Page on behalf of Guarantor.

ESSEX PROPERTY TRUST, INC.,
a Maryland corporation, as Guarantor

By: /s/ Anne Morrison
Name: Anne Morrison
Title: Acting General Counsel

[Joinder Page to Second Amendment to Second
Amended and Restated Revolving Credit Agreement]